SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 1996



                           BARRINGER TECHNOLOGIES INC.
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              (Exact name of registrant as specified in its charter)



             Delaware                     0-3207                84-0720473
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(State or other jurisdiction of       (Commission           (IRS Employer
 incorporation or organization)       File Number)       (Identification No.)



   219 South Street, New Providence, New Jersey                   07974
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      (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (908) 665-8200

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Item 5.  Other Events.

     On October 23, 1996, Barringer Technologies Inc. (the "Company") announced its results of operations for the three-month and six-month periods ended September 30, 1996. A copy of the Company's press release has been filed as an Exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit 28.1  Press release, dated October 23, 1996.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         BARRINGER TECHNOLOGIES INC.

                                   By:/s/ Richard S. Rosenfeld
                                      ____________________________
                                          Richard S. Rosenfeld,
                                          Chief Financial Officer


Dated:  October 23, 1996

                              EXHIBIT INDEX

                                 Exhibit

28.1      Press release, dated October 23, 1996.